UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2003

Date of Report (Date of earliest event reported)

000-26969

Commission File Number

SVC FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado                                                                                                         84-1343219

(State or other jurisdiction of                                             (I.R.S. Employer Identification No.)

 incorporation or organization)

18904 Hwy 99, Suite D, Lynwood, Washington 98036

(Address of principal executive offices)

(425) 670-8142

(Issuer's telephone number, including area code)

SVC Financial Services, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective June 15, 2004, SVC Financial Services, Inc. ("Registrant"), confirmed with its auditors, Lichter, Weil & Associates ("Lichter"), that the firm would no longer be representing the Registrant as its accountants. As of that date, the Company informed Lichter that they were dismissed as the Company's auditors.

     (ii) Lichter, Weil and Associates last reported on Registrant's financial statements on December 23, 2002. Registrant's financial statements for the fiscal year ended September 30, 2002, as audited by Lichter, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of SVC Financial Services, Inc. on December 18, 2003.

     (iv) During SVC Financial Services' two most recent fiscal years and the subsequent interim period through December 18, 2003, there were no disagreements with Lichter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Lichter's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, Lichter's reports on the Company's consolidated financial statements for the year ended September 30, 2001 contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.  Registrant's financial statements for the fiscal year ended September 30, 2002, as audited by Lichter, also included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (v) During the two most recent fiscal years and the subsequent interim period through December 18, 2003, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(v)).

            (a) During the previous two fiscal years and the subsequent interim period through December 18, 2003, Lichter did not advise SVC Financial Services that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the previous two fiscal years and the subsequent interim period through December 18, 2003, Lichter did not advise SVC Financial Services that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Lichter unwilling to be associated with the financial statements prepared by management.

            (c)  During the previous two fiscal years and the subsequent interim period through December 18, 2003, Lichter did not advise SVC Financial Services that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the previous two fiscal years and the subsequent interim period through December 18, 2003, Lichter did not advise SVC Financial Services that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Lichter furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 21, 2004, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant engaged Weinberg & Associates ("Weinberg") as its new independent accountant on December 18, 2003. Prior to December 18, 2003 the Registrant had not consulted with Weinberg regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Weinberg concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 7.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from Lichter dated June 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2004

SVC Financial Services, Inc.

/s/ Christopher Haigh

Christopher Haigh,

CEO

Exhibit 16.1

June 21, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:    SVC FINANCIAL SERVICES, INC.

         Commission File No. 000-26969

Ladies and Gentlemen:

We have read Item 4 of SVC Financial Services, Inc.'s Form 8-K dated June 15, 2004, and we agree with such statements, except that (1) in reference to item (a)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of SVC Financial on December 18, 2003 as no formal written communication was received by us regarding the change, and (2) we are not in a position to confirm that SVC Financial Services, Inc. engaged new principal accountants on December 18, 2003, and therefore, during the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period to the date hereof, SVC Financial Services, Inc. did not consult Weinberg regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Very truly yours,

/s/ Lichter, Weil & Associates

Lichter, Weil & Associates